- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                               -------------------


                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                               -------------------


                                JANUARY 16, 1996
                                (Date of report)


                        PITTENCRIEFF COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                  0-21840                 75-2609476
       (State or other            (Commission             (I.R.S. employer
       jurisdiction of            file number)             identification
       incorporation or                                          no.)
         organization)



                                 1 VILLAGE DRIVE
                                    SUITE 500
                              ABILENE, TEXAS  79606
                    (Address of principal executive offices)


                                 (915) 690-5800
                         (Registrant's telephone number,
                              including area code)


- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (b)  Pro forma financial information.

               Unaudited pro forma condensed consolidated financial statements that reflect the business acquired pursuant to Article 11 of Regulation S-X are listed on page F-1 and included as part of this Report beginning on page F-98 hereof.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PITTENCRIEFF COMMUNICATIONS, INC.



Dated:  July 5, 1996               By: /s/ C.G. WHITTEN
                                      ---------------------------------
                                      C.G. Whitten,
                                      Senior Vice President, General
                                      Counsel, and Secretary

                        INDEX TO FINANCIAL STATEMENTS

A&D Mobile Systems, Inc.:
     Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . .   F-3
     Balance Sheets as of December 31, 1993 (unaudited), 1994 and 1995 . . . . . .   F-4
     Statements of Operations for the years ended December 31, 1993 (unaudited),
       1994 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-5
     Statements of Changes in Stockholders' Equity (Deficit) for the years ended
       December 31, 1993 (unaudited), 1994 and 1995. . . . . . . . . . . . . . . .   F-6
     Statements of Cash Flows for the years ended December 31, 1993 (unaudited),
       1994 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-7
     Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .   F-8

Advanced MobileComm of San Diego:
     Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . .  F-12
     Balance Sheets as of December 31, 1993 (unaudited), 1994 and 1995 . . . . . .  F-13
     Statements of Operations for the period of inception (October 8, 1993) to
      December 31, 1993 (unaudited) and the years ended December 31, 1994 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-14
     Statements of Equity (Deficit) for the period of inception (October 8, 1993)
       to December 31, 1993 (unaudited) and the years ended December 31, 1994 and 1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-15
     Statements of Cash Flows for the years ended December 31, 1993 (unaudited),
       1994 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-16
     Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  F-17

Advanced MobileComm Southwest Corp.:
     Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . .  F-21
     Consolidated Balance Sheets as of December 31, 1993, 1994 and 1995. . . . . .  F-22
     Consolidated Statements of Operations for the period of inception
       (September 21, 1993) to December 31, 1993 and for the years ended
       December 31, 1994 and 1995. . . . . . . . . . . . . . . . . . . . . . . . .  F-23
     Consolidated Statements of Stockholders' Equity for the period of inception
       (September 21, 1993) to December 31, 1993 and for the years ended
       December 31, 1994 and 1995. . . . . . . . . . . . . . . . . . . . . . . . .  F-24
     Consolidated Statements of Cash Flows for the period of inception
       (September 21, 1993) to December 31, 1993 and for the years ended
       December 31, 1994 and 1995  . . . . . . . . . . . . . . . . . . . . . . . .  F-25
     Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  F-26

Bayou Communications, Inc.:
     Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . .  F-32
     Balance Sheets as of December 31, 1993, 1994 and 1995 . . . . . . . . . . . .  F-33
     Statements of Operations for the years ended December 31, 1993, 1994 and
       1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-34
     Statements of Stockholders' Equity for the years ended December 31, 1993,
       1994 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-35
     Statements of Cash Flows for the years ended December 31, 1993, 1994 and
       1995  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-36
     Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  F-37

Confidential Communications Corporation:
     Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . .  F-41
     Balance Sheets as of December 31, 1993, 1994 and 1995 . . . . . . . . . . . .  F-42
     Statements of Operations for the years ended December 31, 1993, 1994 and
       1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-43
     Statements of Stockholders' Equity (Deficit) for the years ended December
       31, 1993, 1994 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . .  F-44
     Statements of Cash Flows for the years ended December 31, 1993, 1994 and
       1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-45
     Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  F-46

Viking Amusement Corporation (d/b/a Empire Mobile Communications):
     Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . .  F-50
     Balance Sheets as of December 31, 1993, 1994 and 1995 . . . . . . . . . . . .  F-51
     Statements of Operations for the years ended December 31, 1993, 1994 and
       1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-52

     Statements of Stockholders' Equity for the years ended December 31, 1993,
       1994 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-53
     Statements of Cash Flows for the years ended December 31, 1993, 1994 and
       1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-54
     Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  F-55

FFC Communications, Inc.:
     Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . .  F-60
     Balance Sheets as of December 31, 1993 (unaudited), 1994 and 1995 . . . . . .  F-61
     Statements of Operations for the years ended December 31, 1993 (unaudited),
       1994 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-62
     Statements of Stockholders' Equity for the years ended December 31, 1993
       (unaudited), 1994 and 1995 (unaudited). . . . . . . . . . . . . . . . . . .  F-63
     Statements of Cash Flows for the years ended December 31, 1993 (unaudited),
       1994 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-64
     Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  F-65

Metroplex Mobile Communications, Inc.:
     Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . .  F-68
     Consolidated Balance Sheets as of December 31, 1993 (unaudited), 1994 and
       1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-69
     Consolidated Statements of Operations for the years ended December 31, 1993
       (unaudited), 1994 and 1995. . . . . . . . . . . . . . . . . . . . . . . . .  F-70
     Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 1993 (unaudited), 1994 and 1995  . . . . . . . . . . . .  F-71
     Consolidated Statements of Cash Flows for the years ended December 31, 1993
       (unaudited) 1994 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . .  F-72
     Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  F-73

Mobitel Communications Group:
     Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . .  F-80
     Combined Balance Sheets as of December 31, 1993 (unaudited), 1994 and 1995. .  F-81
     Combined Statements of Operations for the years ended December 31, 1993
       (unaudited), 1994 and 1995  . . . . . . . . . . . . . . . . . . . . . . . .  F-82
     Combined Statements of Changes in Stockholders' and Owners' Equity
       (Deficit) for the years ended December 31, 1993 (unaudited), 1994 and 1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-83
     Combined Statements of Cash Flows for the years ended December 31, 1993
       (unaudited), 1994 and 1995  . . . . . . . . . . . . . . . . . . . . . . . .  F-84
     Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  F-85

Trunked Mobile Radio Systems:
     Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . .  F-89
     Balance Sheets as of December 31, 1993 (unaudited), 1994 and 1995 . . . . . .  F-90
     Statements of Operations for the years ended December 31, 1993 (unaudited),
       1994 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-91
     Statements of Changes in Partners' Capital for the years ended December 31,
       1993 (unaudited), 1994 and 1995 . . . . . . . . . . . . . . . . . . . . . .  F-92
     Statements of Cash Flows for the years ended December 31, 1993 (unaudited),
       1994 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-93
     Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  F-94

Unaudited Pro Forma Condensed Consolidated Financial Statements. . . . . . . . . .  F-98
     Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1995. . . . F-100
     Notes to Pro Forma Condensed Consolidated Balance Sheet . . . . . . . . . . . F-101
     Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . F-102
     Historical by Entity for the Transaction Statement of Operations for the
       year ended December 31, 1995. . . . . . . . . . . . . . . . . . . . . . . . F-103
     Notes to Pro Forma Condensed Consolidated Statement of Operations . . . . . . F-104

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following pro forma condensed consolidated financial statements of the Company are based on the Company's historical consolidated financial statements, as adjusted to give effect (i) to the acquisition of substantially all of the specialized mobile radio ("SMR") operations of Advanced MobileComm, Inc. and a number of related and unrelated companies and owners (the "Transaction") in exchange for 11,909,842 shares (the "Contribution Shares") of the Company's Common Stock, $.01 par value ("PCI Common Stock"), (ii) a bridge financing facility ("Bridge Facility"), (iii) all of the Company's acquisitions of SMR assets completed since January 1, 1995, (collectively, the "Acquisitions"), (iv) the Company's sale and subsequent leaseback of 125 communications towers (the "Tower Sale"), and (v) the Company's sale of its Nevada SMR assets (the "Nevada Sale") (the Bridge Facility, the Acquisitions, the Tower Sale, and the Nevada Sale are collectively referred to herein as the "Pre-AMI Events"). The pro forma condensed consolidated statement of operations for the year ended December 31, 1995, gives effect to the Transaction and the Pre-AMI Events as if they had occurred at the beginning of 1995. The pro forma condensed consolidated balance sheet gives effect to the Transaction as if it had occurred on December 31, 1995. The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The pro forma financial statements do not purport to represent what the Company's results of operations or financial position would actually have been had the Transaction and the Pre-AMI Events in fact occurred at or on such dates, or to project the Company's results of operations for any future period or financial position at any future date.

     For purposes of presenting pro forma results, no changes in revenues or expenses have been made to reflect the result of any modification to operations not directly attributable to the Transaction or the Pre-AMI Events. The pro forma adjustments for expenses directly attributable to the Transaction and the Pre-AMI Event include changes in interest expense due to a revised capital structure, changes in depreciation and amortization expenses resulting from the allocation of the purchase cost, the elimination of certain historical nonrecurring expenses and the tax effects related to the adjustments.

     The corporations acquired in the Transaction and the sellers from which assets were purchased in the Transaction are as follows:

             Corporation                                                  Asset Seller
             -----------                                                  ------------
 A&D Mobile Systems, Inc. ("A&D Mobile")                   Advanced MobileComm of San Diego ("San Diego")

 Advanced MobileComm Southwest Corp. ("Southwest")         Royce Witte d/b/a Mobitel Communications
                                                           Services (included as part of Mobitel)

 Bayou Communications, Inc. ("Bayou")                      Royce Witte d/b/a Range Unlimited (included as part of Mobitel)

 Confidential Communications                               Trunked Mobile Radio Systems ("Trunked")
 Corporation ("Confidential")

 D&E Communications, Inc. (included
 as part of Mobitel Communications
 Group ("Mobitel"))

 FFC Communications, Inc. ("FFC")

 Metroplex Mobile Communications,
 Inc. ("Metroplex")

 Viking Amusement Corporation d/b/a
 Empire Mobile Communications
 ("Empire")

     The pro forma information with respect to the Acquisitions is based on the historical financial statements of the SMR businesses or assets acquired as listed below. The Acquisitions have been accounted for under the purchase method of accounting. The total purchase price for the Acquisitions has been allocated to the tangible and identifiable intangible assets and liabilities of the acquired companies based upon the Company's preliminary estimates of their fair value with the remainder, if any, allocated to goodwill. The allocation of purchase price for the Acquisitions is subject to revision when additional information concerning asset and liability valuations is obtained. In the opinion of the Company's management, the asset and liability valuations for the Acquisitions will not be materially different from the pro forma financial data presented.

     The Acquisitions consist of the following completed acquisitions by the
Company:

            SMR Operator                              Date of Acquisition
            ------------                              -------------------
     Bis-Man Mobile Phone, Inc.                           February 1995
     Leischner Electric, Inc.                             February 1995

               PITTENCRIEFF COMMUNICATIONS, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                DECEMBER 31, 1995
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                     ASSETS

                                                                     Pro Forma
                                                                     Adjustments       Pro Forma
                                                                       for the          for the
                                                       Historical     Transaction     Transaction
                                                       ----------     -----------     -----------
Current assets:
  Cash and cash equivalents .........................  $      568          --          $      568
  Accounts Receivable:
    Trade, net ......................................       4,337     $      270(a)         4,607
    Employees .......................................         499          --                 499
  Inventories .......................................       5,680             81(a)         5,761
  Deferred income taxes .............................         248          --                 248
  Prepaid expenses and other current assets .........       1,891          --               1,891
                                                       ----------     ----------       ----------
      Total current assets ..........................      13,223            351           13,574
  Property and equipment, net .......................      41,207          5,910(a)        47,117
  FCC licenses, goodwill and other assets, net ......      64,708         77,563(a)       142,271
  Deferred income taxes .............................         754          --                 754
      Total assets ..................................  $  119,892     $   83,824       $  203,716
                                                       ----------     ----------       ----------
                                                       ----------     ----------       ----------


                                                LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Notes payable ....................................   $    1,532          --          $    1,532
  Current portion of long-term debt ................        2,276          --               2,276
  Accounts payable .................................        4,319     $       38(a)         4,357
  Accrued liabilities ..............................        2,379          --               2,379
                                                       ----------     ----------       ----------
    Total current liabilities ......................       10,506             38           10,544
                                                       ----------     ----------       ----------
Long-term debt, excluding current portion ..........        1,083          --               1,083
Finance obligation, excluding current portion ......       12,513          --              12,513
Deferred income taxes ..............................          --          21,259(a)        21,259
Stockholders' equity:
  Common stock .....................................          144            119(b)           263
  Additional paid-in capital .......................      111,413         62,408(b)       173,821
  Accumulated deficit ..............................      (15,767)         --             (15,767)
  Treasury stock at cost, 6,366,666 shares                    --           --                 --
      Total stockholders' equity ...................       95,790         62,527          158,317
                                                       ----------     ----------       ----------
      Total liabilities and stockholders' equity....   $  119,892     $   83,824       $  203,716
                                                       ----------     ----------       ----------
                                                       ----------     ----------       ----------

     See notes to unaudited pro forma condensed consolidated balance sheet.

               PITTENCRIEFF COMMUNICATIONS, INC. AND SUBSIDIARIES

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                            BALANCE SHEET (UNAUDITED)


(a) Represents the allocation of the purchase price for the Transaction to tangible and identifiable intangible assets acquired, goodwill and related deferred taxes. The purchase price allocation is based on management's preliminary estimates, which are subject to adjustment. The Company will use the purchase method to account for the Transaction. The deferred taxes are calculated using a combined federal and state statutory tax rate of 37%.

(b) Represents the issuance by the Company of the Contribution Shares in the Transaction based on a fair market value of $5.25 per share.

               PITTENCRIEFF COMMUNICATIONS, INC. AND SUBSIDIARIES
                        PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENT OF OPERATIONS (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1995
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                       Historical                                Pro Forma Adjustments for
                                             ------------------------------                     ---------------------------
                                                                                  Pro Forma
                                             Pittencrief                         Adjustments
                                            Communications      Completed            for         Repayment of      Nevada
                                            and Subsidiaries   Acquisitions(1)   Acquisitions   Bridge Facility     Sale
                                            ----------------   --------------    ------------   ---------------    -------
Revenues:
  Radio services revenue  . . . . . . . . .  $    20,895         $    118            --              --           $   (51)(g)
  Rental income . . . . . . . . . . . . . .        2,708              --             --              --                --
  Equipment and parts sales . . . . . . . .       12,454              450            --              --                --
                                             -----------         --------        --------       --------          -------
                                                  36,057              568               0              0              (51)
                                             -----------         --------        --------       --------          -------
Costs and expenses:
  Cost of operations  . . . . . . . . . . .       17,706               68            --              --               (27)(g)
  Cost of equipment and parts sales . . . .        9,923              302            --              --                --
  General and administrative  . . . . . . .        7,827              108        $    (52)(b)        --                --
  Depreciation and amortization . . . . . .        7,941               16            --              --               (10)(g)
                                             -----------         --------        --------       --------          -------
                                                  43,397              494             (52)             0              (37)
                                             -----------         --------        --------       --------          -------
   Operating income (loss)  . . . . . . . .       (7,340)              74              52              0              (14)
                                             -----------         --------        --------       --------          -------
Other income (expense):
 Interest expense . . . . . . . . . . . . .       (2,578)              --            --         $    683(f)            --
 Gain on sale of assets, net  . . . . . . .           12               --            --              --                --
 Interest income and other  . . . . . . . .          506               16            --              --                --
                                             -----------         --------        --------       --------          -------
    Income (loss) before income taxes . . .       (9,400)              90              52            683              (14)
Income tax expense (benefit)  . . . . . . .       (3,656)              33(h)           19 (e)        253(e)            (5)(e)
                                             -----------         --------        --------       --------          -------
    Net income (loss) . . . . . . . . . . .  $    (5,744)        $     57        $     33       $    430          $    (9)
                                             -----------         --------        --------       --------          -------
                                             -----------         --------        --------       --------          -------
Net loss per common share and share
 equivalent . . . . . . . . . . . . . . . .  $     (0.41)
                                             -----------
Weighted average number of common
and common equivalent shares
outstanding . . . . . . . . . . . . . . . .       14,055
                                             -----------
                                             -----------
                                                                                      Pro Forma
                                             Pro Forma                 Pro Forma    for Pre-AMI
                                               for       Historical    Adjustments    Events and
                                              Pre-AMI     for the        for the         the
                                               Events    Transaction   Transaction    Transaction
                                             --------    -----------   -----------    -----------
Revenues:
  Radio services revenue  . . . . . . . . .  $  20,962   $   2,871     $    490 (j)   $  24,323
  Rental income . . . . . . . . . . . . . .      2,708          25          --            2,733
  Equipment and parts sales . . . . . . . .     12,904       1,095          --           13,999
                                             ---------   ---------     --------       ---------
                                                36,574       3,991          490          41,055
                                             ---------   ---------     --------       ---------
Costs and expenses:
  Cost of operations  . . . . . . . . . . .     17,747       1,550         (127)(a)      19,170
  Cost of equipment and parts sales . . . .     10,225         794           --          11,019
  General and administrative  . . . . . . .      7,883       1,872       (1,872)(b)       7,883
  Depreciation and amortization . . . . . .      7,947       1,039        1,340 (c)      10,326
                                             ---------   ---------     --------       ---------
                                                43,802       5,255         (659)         48,398
                                             ---------   ---------     --------       ---------
   Operating income (loss)  . . . . . . . .     (7,228)     (1,264)       1,149          (7,343)
                                             ---------   ---------     --------       ---------
Other income (expense):
 Interest expense . . . . . . . . . . . . .     (1,895)       (101)         101 (d)      (1,895)
 Gain on sale of assets, net  . . . . . . .         12       3,261 (2)       --           3,273
 Interest income and other  . . . . . . . .        522         133           --             655
                                             ---------   ---------     --------       ---------
    Income (loss) before income taxes . . .     (8,589)      2,029        1,250          (5,310)
Income tax expense (benefit)  . . . . . . .     (3,356)        751 (h)      463 (e)      (2,142)
                                             ---------   ---------     --------       ---------
    Net income (loss) . . . . . . . . . . .  $  (5,233)  $   1,278     $    787       $  (3,168)
                                             ---------   ---------     --------       ---------
                                             ---------   ---------     --------       ---------
Net loss per common share and share
 equivalent . . . . . . . . . . . . . . . .  $   (0.37)                               $   (0.12)
                                             ---------                                ---------
                                             ---------                                ---------
Weighted average number of common
and common equivalent shares
outstanding . . . . . . . . . . . . . . . .     14,055                   11,910 (i)      25,965
                                             ---------                   ------       ---------
                                             ---------                   ------       ---------

(1) Represents the historical operating results from January 1, 1995, through the respective dates of acquisition of assets of Bis-Man Mobile Phone, Inc. and Leischner Electric, Inc.
(2) Represents non-recurring gains on the sale of certain FCC licenses.

See notes to unaudited pro forma condensed consolidated statement of operations.

               PITTENCRIEFF COMMUNICATIONS, INC. AND SUBSIDIARIES
                    HISTORICAL BY ENTITY FOR THE TRANSACTION
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                                 (IN THOUSANDS)


                                         Empire    Bayou   Confidential   Mobitel   Metroplex  A&D Mobile  FFC  San Diego
                                         ------    -----   ------------   -------   ---------  ----------  ---  ---------
Revenues:
  Radio services revenue...............   $383     $533        $524        $123      $  804       $34      $16    $  92
  Rental income........................     --       --          --          --          25        --       --       --
  Equipment and parts sales............    386       --          --          --         709        --       --       --
                                          ----     ----        ----        ----      ------       ---      ---    -----
                                           769      533         524         123       1,538        34       16       92
                                          ----     ----        ----        ----      ------       ---      ---    -----
Costs and expenses:
  Cost of operations...................    439      339          93          --         664        --       --       --
  Cost of equipment and parts sales....    294       --          --          --         500        --       --       --
  General and administrative...........     44       21         322          90         395        16       15        3
  Depreciation and amortization........      7      125          16          51         117        19       --      204
                                          ----     ----        ----        ----      ------       ---      ---    -----
                                           784      485         431         141       1,676        35       15      207
                                          ----     ----        ----        ----      ------       ---      ---    -----
   Operating income (loss).............    (15)      48          93         (18)       (138)       (1)       1     (115)
                                          ----     ----        ----        ----      ------       ---      ---    -----
Other income (expense):
 Interest expense......................     --      (25)         (2)        (21)         --        --       --       --
 Gain on sale of assets, net...........     --       --          --          --          --        --       --       --
 Interest income and other.............     --       --          --          --         (67)       69       28       --
                                          ----     ----        ----        ----      ------       ---      ---    -----
                                             0      (25)         (2)        (21)        (67)       69       28        0

   Income (loss) before income taxes...    (15)      23          91         (39)       (205)       68       29     (115)
Income tax expense (benefit)...........     (6)(h)    9 (h)      34 (b)     (14)(h)     (76)(h)    25 (h)   11(h)   (43)(h)
                                          ----     ----        ----        ----      ------       ---      ---    -----
Net income.............................   $ (9)    $ 14        $ 57        $(25)     $ (129)      $43      $18    $ (72)
                                          ----     ----        ----        ----      ------       ---      ---    -----
                                          ----     ----        ----        ----      ------       ---      ---    -----


                                         Trunked   Southwest   Total
                                         -------   ---------  -------
Revenues:
  Radio services revenue...............  $  270    $    92   $ 2,871
  Rental income........................      --         --        25
  Equipment and parts sales............      --         --     1,095
                                         ------    -------   -------
                                            270         92     3,991
                                         ------    -------   -------
Costs and expenses:
  Cost of operations...................      15         --     1,550
  Cost of equipment and parts sales....      --         --       794
  General and administrative...........     274        692     1,872
  Depreciation and amortization........      49        451     1,039
                                         ------    -------   -------
                                            338      1,143     5,255
                                         ------    -------   -------
   Operating income (loss).............     (68)    (1,051)   (1,264)
                                         ------    -------   -------
Other income (expense):
 Interest expense......................     (53)        --      (101)
 Gain on sale of assets, net...........   3,261         --     3,261
 Interest income and other.............      --        103       133
                                         ------    -------   -------
                                          3,208        103     3,293

   Income (loss) before income taxes...   3,140       (948)    2,029
Income tax expense (benefit)...........   1,162(h)    (351)(h)   751
                                         ------    -------   -------
Net income.............................  $1,978    $  (597)  $ 1,278
                                         ------    -------   -------
                                         ------    -------   -------

               PITTENCRIEFF COMMUNICATIONS, INC. AND SUBSIDIARIES

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENTS OF OPERATIONS (UNAUDITED)

(a) Elimination of nonrecurring expenses for equipment leases, maintenance, building rent, salaries, and associated benefits related to acquired businesses or assets.

(b) Reduction of general and administrative expenses of acquired businesses or assets as a result of consolidation of functions.

(c) Increase in depreciation and amortization expense relating to increase in basis of property and equipment, Federal Communications Commission ("FCC") licenses of acquired businesses, and goodwill resulting from purchase accounting, net of effect of revised useful lives. Pro forma depreciation and amortization is calculated using the straight-line method over the estimated useful lives of the assets acquired. The estimated useful lives are as follows: FCC licenses and goodwill -- 40 years; buildings and communications towers -- 30 years; communications equipment -- 5 to 15 years; and other equipment -- 5 to 7 years.

(d) Elimination of interest expense on indebtedness of acquired businesses or assets not assumed by the Company.

(e) Income tax expense on pro forma adjustments calculated using a combined federal and state statutory tax rate of 37%, conforming the tax provisions of acquired entities to Financial Accounting Standards Board Statement 109, "Accounting for Income Taxes."

(f) Reflects the reversal of interest and amortization of debt issuance costs and discount related to the Bridge Facility and warrants issued in connection with the Bridge Facility. Assumes that proceeds from the Tower Sale and the Nevada Sale were used to repay the Bridge Facility at the beginning of the period.

(g)  Reflects reduction of income and expenses associated with the Nevada Sale.

(h) Pro forma tax effect of the historical results for the entities acquired in the Transaction and the Acquisitions based on a combined federal and state statutory tax rate of 37%.

(i)  Reflects the issuance of the Contribution Shares.

(j) Reflects the elimination of management fees which will not apply to the Company.